JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

July 15, 2014

Dear Contract owner:

We are writing to inform you of an important matter concerning your allocation of contract values under your variable life insurance policy or variable annuity contract to the investment division of your separate account that invests in the JNL/Mellon Capital NYSE® International 25 Fund, a portfolio of JNL Variable Fund LLC (the “Acquired Fund”). At a meeting held on June 3-4, 2014, the Board of Managers of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into the JNL/Mellon Capital International Index Fund, a series of the JNL Series Trust (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Interestholders were first notified of the reorganization in a supplement dated June 6, 2014 to the Acquired Fund’s Prospectus, dated April 28, 2014, as supplemented.

The Board, after careful consideration, approved the reorganization. After considering the recommendation of Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, the Board concluded that: (i) the reorganization will benefit the interestholders of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the interestholders of each Fund will not be diluted as a result of the reorganization.

Effective September 12, 2014 (the “Closing Date”), you will indirectly own shares in the Acquiring Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization will not cause any fees or charges under your contract to be greater after the reorganization than before, and the reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

While no action is required of you with regard to the reorganization, you may wish to take other actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions of the Separate Account (“Division(s)”). You may execute certain changes prior to the reorganization, in addition to following the reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs.  In addition to the Acquiring Fund Division there are other Divisions investing in Funds with an international focus and objective of capital growth.  If you want to transfer your Contract Value out of the Acquired Fund Division prior to the reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the reorganization if you want to transfer your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about September 15, 2014.

If you want to change your allocations instructions as to your future premium payments or the programs, if you require summary descriptions of the other underlying Funds and Divisions available under your contract, or additional copies of the prospectuses for other Funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

For Jackson New York variable universal life policies:

Jackson of NY® Service Center
P.O. Box 30901
Lansing, MI 48909-8401
1-800-599-5651
www.jackson.com

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
JNL Variable Fund LLC

INFORMATION STATEMENT

for

JNL/Mellon Capital NYSE® International 25 Fund, a portfolio of JNL Variable Fund LLC

and

PROSPECTUS

for

JNL/Mellon Capital International Index Fund, a series of JNL Series Trust

Dated
July 15, 2014

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of July 15, 2014, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital NYSE® International 25 Fund (the “NYSE Fund” or the “Acquired Fund”), a portfolio of the JNL Variable Fund LLC (the “Fund LLC”). The Fund LLC is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Information Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract owners and other interestholders on or about July 28 , 2014.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS OR DETERMINED IF THIS INFORMATION STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

At a meeting of the Fund LLC’s Board of Managers and the JNL Series Trust’s (the “Trust”) Board of Trustees held on June 3-4, 2014, the Board of Managers and the Board of Trustees each approved the Plan of Reorganization, which provides for the reorganization of the NYSE Fund into the JNL/Mellon Capital International Index Fund (“International Index Fund” or the “Acquiring Fund”), a series of the Trust.  The reorganization referred to above is referred to herein as the “Reorganization.”

This Information Statement/Prospectus, which you should retain for future reference, contains important information regarding the Reorganization that you should know.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.

The following documents have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Fund LLC, each dated April 28, 2014, as supplemented, with respect to the NYSE Fund (File Nos. 333-68105 and 811-09121);

2.	The Prospectus and Statement of Additional Information of the Trust, each dated April 28, 2014, as supplemented, with respect to the International Index Fund (File Nos. 033-87244 and 811-8894);

3.	The Annual Report to Shareholders of the Fund LLC with respect to the NYSE Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

4.	The Annual Report to Shareholders of the Trust with respect to the International Index Fund for the fiscal year ended December 31, 2013 (File Nos. 033-87244 and 811-8894);

5.	The Statement of Additional Information dated July 15, 2014, relating to the Reorganization (File No. 333-196732).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Interestholders and Contract owners can learn more about the Acquired Fund in the Fund LLC’s Annual Report listed above, which has been furnished to interestholders and Contract owners.  Interestholders and Contract owners may request another copy thereof, without charge, by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Variable Fund LLC Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Fund LLC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA  02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA  19106; Atlanta Regional Office, 950 East Paces Ferry, N.E., Suite 900, Atlanta, GA  30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX  76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT  84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

ii

TABLE OF CONTENTS

SUMMARY
The Reorganization
DESCRIPTION OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE NYSE FUND INTO THE INTERNATIONAL INDEX FUND	1
Summary of the Funds and the Key Terms of the Reorganization	1
Comparative Fee and Expense Tables	2
Expense Examples	3
Portfolio Turnover	3
Comparison of Investment Adviser and Sub-Adviser	3
Comparison of Investment Objectives, Policies and Strategies	4
Comparison of Principal Risk Factors	5
Comparison of Fundamental Policies	5
Comparative Performance Information	7
Capitalization	9
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	10
Terms of the Plan of Reorganization	10
Description of the Securities to Be Issued	10
Board Considerations	10
Description of Risk Factors	12
Federal Income Tax Consequences of the Reorganization	12
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	13
Management of the Trust	13
The Trust	13
The Adviser	13
Management Fees	14
The Sub-Advisers	15
Additional Information	16
Classes of Shares	16
Distribution Arrangements	16
Payments to Financial Intermediaries	16
Investment in Trust Shares	16
“Market Timing” Policy	17
Share Redemption	18
Tax Status	18
FINANCIAL HIGHLIGHTS	19
Outstanding Shares and Principal Interestholders	22
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

iii

SUMMARY

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Reorganization

This Information Statement/Prospectus is being distributed to shareholders with amounts invested in the Acquired Fund as of July 15, 2014 to inform them of the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are sometimes referred to herein as a “Fund.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”).  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).  The rights and preferences of each class of Acquiring Fund Shares are identical to the class of Acquired Fund Shares.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective, investment policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Funds” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on September 12, 2014, or on a later date the Fund LLC decides upon (the “Closing Date”).  As a result of the Reorganization, the interestholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such interestholder would hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund shares, as applicable, that were held by the interestholder as of the Closing Date.  Similarly, each Contract owner whose Contract values are invested in shares of the Acquired Fund would become an indirect owner of shares of the Acquiring Fund. Each such Contract owner would indirectly hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund Shares, as applicable, that were indirectly held by the Contract owner as of the Closing Date.  The Fund LLC believes that there will be no adverse tax consequences to Contract owners as a result of the Reorganizations.  Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Fund LLC’s Board of Managers (the “Board”) unanimously approved the Plan of Reorganization with respect to the NYSE Fund.  The Fund LLC’s Operating Agreement and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of Acquired Fund, shareholders are not being asked to vote on the Reorganization. Please see “Additional Information about the Reorganizations – Board Considerations” below for further information.

DESCRIPTION OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE NYSE FUND INTO THE INTERNATIONAL INDEX FUND

Summary of the Funds and the Key Terms of the Reorganization

The following summarizes key information regarding the Funds and the Reorganization.  More complete discussions are located elsewhere in the Information Statement/Prospectus.

•
The Funds have similar investment objectives.  Each Fund seeks growth of capital.  The Funds also have comparable fundamental policies and restrictions, although there are differences of which you should be aware.  The International Index Fund is a “diversified” fund for the purposes of the 1940 Act, while the NYSE Fund is a “non-diversified” fund.  For a detailed comparison of the each Fund’s fundamental policies and restrictions, see “Comparison of Fundamental Policies” below.

•
The Funds have similar investment policies.  Each Fund invests primarily in the equity securities of companies located anywhere in the world.  Each Fund looks to the components of an international index of securities for stock selection.  The NYSE Fund seeks to provide capital appreciation through investing in 25 non-U.S. companies listed on the New York Stock Exchange (“NYSE”); it is passively managed and is rebalanced annually.  Similarly, the International Index Fund also seeks to provide long-term capital appreciation by tracking the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  There are, however, differences in the Funds’ primary investment policies and strategies of which you should be aware. For example, the International Index Fund has the flexibility to invest in derivatives, while the NYSE Fund does not have a corresponding strategy.  For a detailed comparison of the each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•
The Funds also have some overlap in their principal risks, although there are differences of which you should be aware.  Each Fund’s principal risks include foreign regulatory risk and foreign securities risk.  The NYSE Fund, however, also is subject to limited management, trading cost and rebalance risk and non-diversification risk, while the International Index Fund is not.  In addition, the principal risks of investing in the International Index Fund also include derivatives risk, index investing risk, license termination risk and managed portfolio risk, which are not principal risks of investing in the NYSE Fund.  For a detailed comparison of the each Fund’s risks, see “Comparison of Principal Risk Factors” below.

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for the Funds and would continue to manage and administer the International Index Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, the Trust’s Board of Trustees and the Fund LLC’s Board of Managers (as applicable) to appoint, dismiss and replace each Fund’s sub-adviser(s) and to amend the advisory agreements between JNAM and the sub-advisers without obtaining shareholder approval.  However, any amendment to an advisory agreement between JNAM and the Trust or the Fund LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed Mellon Capital Management Corporation (“Mellon Capital”) to manage the assets of the NYSE Fund.  Mellon Capital is also appointed to manage the assets of the International Index Fund.  It is anticipated that Mellon Capital will continue to advise the International Index Fund after the Reorganization.  For a detailed description of the Adviser and the International Index Fund’s sub-adviser, please see “Additional Information about the Acquiring Funds - The Adviser” and “- The Sub-Advisers” below.

•
The NYSE Fund and International Index Fund had net assets of approximately $81 million and $2,336 million, respectively, as of December 31, 2013.  Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $2,417 million.

•
Class A shareholders of the NYSE Fund will receive Class A shares of the International Index Fund, and Class B shareholders of the NYSE Fund will receive Class B shares of the International Index Fund, pursuant to the Reorganization.  Interestholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Funds” below for more information.

•
It is estimated that the annual operating expense ratios for the International Index Fund’s Class A and Class B shares, following the Reorganization, will be lower than those of the NYSE Fund’s Class A and Class B shares, respectively. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
The maximum management fee for the NYSE Fund is equal to an annual rate of 0.34% of its average daily net assets, while the maximum management fee for the International Index Fund is equal to an annual rate of 0.30% of its average daily net assets.  The administrative fee payable to JNAM as administrator for the NYSE Fund is 0.20% of the average daily net assets.  The administrative fee payable to JNAM as administrator for the International Index Fund is 0.15% of the average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Funds” below.

•
Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the International Index Fund.  It is not expected that the International Index Fund will revise any of its investment policies following the Reorganization to reflect those of the NYSE Fund.

•
All costs and expenses associated with the Reorganization, including those relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees and obtaining a consent of independent registered public accounting firm, will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization.  Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2013.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)
NYSE Fund	International Index Fund	Pro Forma International Index Fund
Not applicable.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	NYSE Fund		International Index Fund		Pro Forma International Index Fund
	Class A	Class B	Class A	Class B	Class A	Class B
Management/Administrative Fee	0.33%	0.33%	0.26%	0.26%	0.26%	0.26%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses	0.25%	0.25%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.78%	0.58%	0.63%	0.43%	0.63%	0.43%

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2013; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
NYSE Fund
Class A	$80	$249	$433	$966
Class B	$59	$186	$324	$726
International Index Fund
Class A	$64	$202	$351	$786
Class B	$44	$138	$241	$542
Pro Forma International Index Fund, as of 12/31/2013
Class A	$64	$202	$351	$786
Class B	$44	$138	$241	$542

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended December 31, 2013, the portfolio turnover rates for the NYSE Fund and International Index Fund were 64% and 1%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the International Index Fund with those of the NYSE Fund.

Acquiring Fund	Acquired Fund
International Index Fund	NYSE Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital Management Corporation	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital Management Corporation

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the International Index Fund with those of the NYSE Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s interestholders.  For more detailed information about each Fund’s investment strategies and risk, see Appendix B.

Acquiring Fund	Acquired Fund
International Index Fund	NYSE Fund
Investment Objective

The investment objective of the JNL/Mellon Capital International Index Fund is to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.
Investment Objective The investment objective of the JNL/Mellon Capital NYSE® International 25 Fund (“International 25 Fund”) is to provide capital appreciation.
Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in the stocks included in the MSCI EAFE Index or derivative securities economically related to the MSCI EAFE Index. The Fund seeks to match the performance and characteristics of the MSCI EAFE Index.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”). The 25 companies are selected on each Stock Selection Date by ranking the stocks of the NYSE International IndexSM based on two factors: price to book and price to cash flow. The Sub-Adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors. The Stock Selection Date will be on or about January 1 of each year.

The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company.

To implement this strategy, the Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.  In addition,
No corresponding strategy.

Acquiring Fund	Acquiring Fund
International Index Fund	NYSE Fund
the Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the MSCI EAFE Index.
A “diversified” fund as such term is defined under the 1940 Act.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	International Index Fund	NYSE Fund
Derivatives risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Index investing risk	X
License termination risk	X
Limited management, trading cost and rebalance risk		X
Managed portfolio risk	X
Non-diversification risk		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the International Index Fund with those of the NYSE Fund.

Acquiring Fund	Acquired Fund
International Index Fund	NYSE Fund
(1) Each Fund (except certain Funds not including the Acquiring Fund) shall be a “diversified company,” as such term is defined under the 1940 Act.	None of the Funds are a “diversified company,” as that term is defined in the 1940 Act.

Acquiring Fund	Acquired Fund
International Index Fund	NYSE Fund
(2) No Fund (except certain Funds not including the Acquiring Fund) may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).
There are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries.
(3) No Fund may invest directly in real estate or interests in real estate (except certain Funds not including the Acquiring Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses.
A Fund will not purchase or sell real estate or interests therein.
(4) N/A
(5) No Fund (except certain Funds not including the Acquiring Fund) may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
No corresponding fundamental policy.
(6) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(7) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, when selling portfolio securities.

(8) No Fund may invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.
No corresponding fundamental policy.

Acquiring Fund	Acquired Fund
International Index Fund	NYSE Fund
(9) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for certain Funds not including the Acquiring Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund’s (not applicable to the Funds noted above that do not include the Acquiring Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

No Fund may issue senior securities.
A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad measure of market performance.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

NYSE Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 9/30/2011)
47.00%	-26.27%

NYSE Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 9/30/2011)
46.96%	-26.16%

International Index Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 12/31/2008)
25.22%	-20.69%

International Index Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 12/31/2008)
25.21%	-20.65%

NYSE Fund – Average Annual Total Returns as of December 31, 2013
	1 Year	5 Year	Since Inception (April 30, 2007)
NYSE Fund – Class A	23.12%	7.74%	-1.24%
NYSE Fund – Class B	23.07%	7.90%	-1.07%
NYSE® International 100 Index	14.35%	10.29%	0.16%

International Index Fund – Average Annual Total Returns as of December 31, 2013
	1 Year	5 Year	10 year/Since Inception*
International Index Fund – Class A	21.43%	11.67%	6.40%
International Index Fund – Class B	21.64%	11.89%	6.19%**
MSCI EAFE Index (Net)	22.78%	12.44%	6.91%
MSCI EAFE Index (Net)	22.78%	12.44%	6.47%**
*    Unless otherwise noted, average annual returns are for the last 10 years.
**  Average annual returns since inception date of March 5, 2004.

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2013 and of the International Index Fund on a pro forma combined basis as of December 31, 2013 after giving effect to the proposed Reorganization on that date.  The actual net assets of the NYSE Fund and the International Index Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the International Index Fund will be received by shareholders of NYSE Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of International Index Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
NYSE Fund – Class A	$80,760,731	$6.96	11,605,612
International Index Fund – Class A	2,303,581,558	14.51	158,801,012
Adjustments (a)			(6,038,244)(b)
Pro forma International Index Fund – Class A	2,384,342,289	14.51	164,368,380
NYSE Fund – Class B	144,391	6.82	21,160
International Index Fund – Class B	32,611,971	15.01	2,172,829
Adjustments			(11,540)(b)
Pro forma International Index Fund – Class B	32,756,362	15.01	2,182,449
(a)
All costs and expenses associated with the Reorganization will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization.  It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of the Acquiring Fund, and as result it is estimated that there will be no brokerage or other transaction expenses incurred by the Funds. Please see “Additional Information about the Reorganizations” below for more information.

(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the NYSE Fund to reflect the exchange of shares of the International Index Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the NYSE Fund by the shareholders of the International Index Fund.  If the Reorganization had taken place on December 31, 2013, the shareholders of the NYSE Fund would have received 5,567,368 and 9,620 Class A and Class B shares, respectively, of the International Index Fund.

After careful consideration, the Fund LLC’s Board of Managers unanimously approved the Plan of Reorganization with respect to the NYSE Fund.

*           *           *           *           *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

The assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Fund LLC, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former interestholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of each class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of each class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on September 12, 2014, or on a later date the Fund LLC decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.  The Acquiring Fund is a series of the Trust.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Acquiring Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust currently offers two classes of shares – Class A and Class B shares.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Trust’s Board of Trustees and the Fund LLC’s Board of Managers held on June 3-4, 2014, JNAM recommended that the Board of Trustees and the Board of Managers consider and approve the Reorganization.  The Board of Trustees and the Board of Managers requested, and JNAM provided, such information regarding the Reorganization as each Board determined to be necessary to evaluate the Reorganization.  In connection with the Reorganization proposed by JNAM and the Managers, including the Disinterested Managers, considered the materials provided by JNAM and discussed the potential benefits to the interestholders of the Acquired Fund under the proposed Reorganization. The Reorganization is part of a restructuring designed to eliminate the duplication of costs and other inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and achieve economies of scale. The objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders, Contract owners and plan participants. In determining whether to approve the Reorganization with respect to the Acquired

Fund, the Managers, including the Disinterested Managers, and with respect to the Acquiring Fund , the Trustees, including the Disinterested Trustees, considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Reorganization will permit the Contract owners with Contract values allocated to the Acquired Fund to continue to invest in a professionally managed fund having similar investment objectives and investment strategies to that of the Acquired Fund currently. Both the NYSE Fund and the International Index Fund seek capital growth.  The Funds also have comparable fundamental policies and restrictions, although the Trustees and the Managers noted that there are differences, such as, the International Index Fund is a “diversified” fund for the purposes of the 1940 Act, while the NYSE Fund is a “non-diversified” fund.

For a full description of key similarities of and differences between the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Policies and Strategies”.

•
Operating Expenses.  The proposed Reorganization will result in total annual fund operating expense ratios that are lower than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2013, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund.  See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Reorganization would benefit Contract owners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of December 31, 2013, the NYSE Fund had assets of $81 million as compared to assets of $2,336 million for the International Index Fund. See “Capitalization.”  JNAM informed the Managers that because the Acquired Fund does not have good prospects for growth, and thus increasing its size, reorganizing it into the Acquiring Fund appeared to be the best way to offer Contract owners and other investors comparable investment alternatives with sufficient assets to be operated more efficiently than the Acquired Fund. The larger asset base could also produce fund management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the combined Funds invest than the Acquired Fund currently enjoys. JNAM also informed the Trustees and the Managers that the combined Funds would also realize greater economies of scale. The larger, combined Funds also offer the potential benefit of increased investment opportunities, more diversified portfolios of securities and improved trading efficiency.

•
Performance.  The Acquiring Fund and the Acquired Fund recently have had comparable performance.  During calendar year 2013 the International Index Fund returned 21.43% and 21.64% for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the NYSE Fund returned 23.12% and 23.07% for Class A shares and Class B shares, respectively.  However, for the five-years ended as of December 31, 2013, the Acquiring Fund has outperformed the Acquired Fund.  Over that time period, the International Index Fund returned 11.67% and 11.89% for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the NYSE Fund returned 7.74% and 7.90% for Class A shares and Class B shares, respectively.

•
Investment Adviser, Sub-Advisers and Other Service Providers.  The Acquired Fund will retain the same investment adviser and other service providers under the Reorganizations as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquired Fund, Mellon Capital, is the same sub-adviser for the Acquiring Fund.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, Mellon Trust of New England, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•	Tax-Free Reorganization. The Reorganization will have no tax effect on Contract owners or others with beneficial interests in the Acquired Fund.

•
Costs of Reorganization.   All costs and expenses associated with the Reorganization, including those relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, and obtaining a consent of independent registered public accounting firm, will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Reorganization, the Board of Trustees and the Board of Managers, including their disinterested members, each separately considered a variety of factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholders, Contract owners' and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to shareholders, Contract owners and plan participants of having a larger asset base in the combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal tax consequences of the Reorganization; and (8) the costs of the Reorganization. The Board also considered that the Acquired Fund was likely to remain relatively small and encounter continuing difficulties in attracting assets as well as possible alternatives to the Reorganization.

JNAM also advised the Board of Managers that the Fund LLC’s Operating Agreement and applicable state law do not require shareholder approval of the Reorganization.  Moreover, JNAM advised the Managers that Rule 17a-8 under 1940 Act does not require shareholder approval of the Reorganization because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of the Acquired Fund and the Acquiring Fund, there is no material difference between the respective advisory and sub-advisory contracts, the Disinterested Managers of the Fund LLC are also the Disinterested Trustees of the Trust, and the distribution fees permitted under the Trust’s Rule 12b-1 Plan are the same as those permitted under the Fund LLC’s Rule 12b-1 Plan.

For the reasons described above, the Fund LLC’s Board of Managers, including all of its Disinterested Managers, determined that the Reorganization would be in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s Contract owners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on June 3-4, 2014, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract owners and others with beneficial interests in the Acquired Fund.  In addition, the Board of Managers determined that because applicable legal requirements do not require shareholder approval under these circumstances, shareholders would not be asked to vote on the Reorganization.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of the Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Funds participating therein and their interestholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and Fund LLC and conditioned on the Reorganization’s being completed in accordance with the Plan of Reorganization, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Fund will recognize any gain or loss on the Reorganization; (3) the Acquired Fund shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the applicable Closing Date); and (5) the Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).  Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contract owners who had premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund Shares generally will not recognize any gain or loss as a result of the Reorganization.  If the Acquired Fund sells securities before its Reorganization, it may recognize net gains or losses.  Any net gains recognized on those sales would increase the amount of any distribution that such the Acquired Fund must make to its shareholders before consummating its Reorganization.

As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of the Acquired Fund’s accumulated capital loss carryforwards (plus any net capital loss that Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization may be subject to an annual limitation under Sections 382 and 383 of the Code.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Fund involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Fund Shares it receives.

The Fund LLC has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above.  That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position.  Contract owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust, the Manager and the Sub-Adviser for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees.  The Acquiring Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, the Fund LLC, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, the Trust, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	0.30% 0.25% 0.24%

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
International Index Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as “Other Expenses” in the fee tables).

The Sub-Advisers

The Acquiring Fund’s investments are selected by Mellon Capital, the sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio manager and the portfolio manager’s business experience.  Information about the portfolio manager’s compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 28, 2014.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
International Index Fund	Mellon Capital Management Corporation (“Mellon Capital”) 50 Fremont Street, Suite 3900 San Francisco, California 94105 Portfolio Managers Karen Q. Wong, CFA Richard A. Brown, CFA Thomas Durante, CFA
Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director.  Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds.  Ms. Wong holds a M.B.A. from San Francisco State University.  Ms. Wong has 15 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 18 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research, and the CFA Society of San Francisco.  Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 31 years of investment experience, and 14 years at Mellon Capital Management.  Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios.  He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.   Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.  Mr. Durante has been a manager of the Fund since 2010.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their NAV. There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined by the Adviser at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the Trust’s Board of Trustees.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Acquiring Fund that invest all or substantial portions of their assets in foreign securities, thereby seeking to make that Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of contract owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a separate corporation for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Funds.  Distributions from the Acquiring Funds are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Acquiring Fund and Acquired Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL Series Trust Sub-Advised Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets,End ofPeriod (inthousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital International Index Fund
Class A
12/31/2013	$12.22	$0.33	$2.28	$2.61	$(0.32)	$–		$14.51	21.43%	$2,303,582	1%	0.63%	0.63%	2.48%
12/31/2012	10.62	0.33	1.58	1.91	(0.31)	–		12.22	18.02	1,734,284	2	0.65	0.65	2.93
12/31/2011	12.48	0.35	(1.89)	(1.54)	(0.32)	–		10.62	(12.26)	1,144,242	5	0.65	0.65	2.91
12/31/2010	11.90	0.26	0.55	0.81	(0.23)	–		12.48	6.81	1,066,567	2	0.67	0.67	2.23
12/31/2009	9.41	0.25	2.50	2.75	(0.26)	(0.00	)(f)	11.90	29.28	721,755	2	0.69	0.69	2.43
Class B
12/31/2013	12.63	0.37	2.36	2.73	(0.35)	–		15.01	21.64	32,612	1	0.43	0.43	2.69
12/31/2012	10.96	0.38	1.62	2.00	(0.33)	–		12.63	18.28	23,298	2	0.45	0.45	3.21
12/31/2011	12.87	0.39	(1.95)	(1.56)	(0.35)	–		10.96	(12.09)	19,988	5	0.45	0.45	3.14
12/31/2010	12.26	0.30	0.56	0.86	(0.25)	–		12.87	7.01	21,720	2	0.47	0.47	2.48
12/31/2009	9.68	0.30	2.56	2.86	(0.28)	(0.00	)(f)	12.26	29.57	18,284	2	0.49	0.49	2.83

(a) Calculated using the average shares method.
(b) Annualized for periods less than one year.
(c) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions.  Securities sold short are considered long term investments for purposes of calculating portfolio turnover.

(f) Amount represents less than $0.005.

JNL Variable Fund LLC
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from			Supplemental Data				Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (inthousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital NYSE International 25 Fund
Class A
12/31/2013	$5.85	$0.13	$1.21	$1.34	$(0.23)	$–	$6.96	23.12	% (c)	$80,761	64%	0.78%	2.06%
12/31/2012	5.45	0.19	0.43	0.62	(0.22)	–	5.85	11.69		77,430	78	0.78	3.41
12/31/2011	7.36	0.20	(1.95)	(1.75)	(0.16)	–	5.45	(23.86)		71,733	84	0.77	2.84
12/31/2010	7.35	0.16	0.00	0.16	(0.15)	–	7.36	2.26		101,350	64	0.77	2.21
12/31/2009	5.65	0.19	1.82	2.01	(0.31)	–	7.35	35.56		85,158	43	0.78	2.92
Class B
12/31/2013	5.75	1.14	1.18	1.32	(0.25)	–	6.82	23.07	(c)	144	64	0.58	2.30
12/31/2012	5.36	0.20	0.43	0.63	(0.24)	–	5.75	12.02		126	78	0.58	3.59
12/31/2011	7.24	0.22	(1.92)	(1.70)	(0.18)	–	5.36	(23.64)		114	84	0.57	3.13
12/31/2010	7.23	0.17	0.00	0.17	(0.16)	–	7.24	2.45		138	64	0.57	2.38
12/31/2009	5.57	0.20	1.78	1.98	(0.32)	–	7.23	35.60		139	43	0.58	3.14

(a) Calculated using the average shares method.
(b) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Total return for the Fund includes class action settlement proceeds.  The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows:  JNL/Mellon Capital NYSE International 25 Fund - 22.94% and 22.89%.

Outstanding Shares and Principal Interestholders

As of July 15, 2014, the Managers and officers of the Fund LLC, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Fund LLC as funding vehicles for the Contracts, are the owner of record of substantially all of the shares of the Fund LLC.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date.

Fund	Total Number	Number of Class A	Number of Class B
NYSE Fund	12,472,737.450	12,451,900.595	20,836.855

As of July 15, 2014, to the Fund LLC’s knowledge, no person beneficially owned more than 5% of the shares of the Acquired Fund.

*           *           *           *           *

APPENDIX A

Plan Of Reorganization

JNL Variable Fund LLC
JNL/Mellon Capital NYSE® International 25 Fund

JNL Series Trust
JNL/Mellon Capital International Index Fund

This Plan of Reorganization (“Plan”) has been entered into on September 12, 2014, by JNL Variable Fund LLC (the “Fund”), a Delaware limited liability company, on behalf of its JNL/Mellon Capital NYSE® International 25 Fund (the “Acquired Fund”), and JNL Series Trust (the “Trust”), a Massachusetts business trust, on behalf of its JNL/Mellon Capital International Index Fund (“Acquiring Fund”).

Whereas, the Trust and the Fund are each registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940 as amended (the “1940 Act”), each as an open-end management investment company, and each has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

Whereas the Trust’s Board of Trustees and the Fund’s Board of Managers, including a majority of the Trustees/Managers who are not interested persons of the Trust/Fund, has each determined that the transactions described herein are fair and reasonable, that participation in the transactions described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders/interest holders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein;

Whereas Article III, Section 3 of the Fund's Operating Agreement, adopted November 27, 2012 (the “Operating Agreement”), authorizes the Board of Managers to direct the management of the business and affairs of the Fund;

Whereas Article IV, Section 3 of the Trust's Declaration of Trust, dated June 1, 1994 (the “Declaration of Trust”), authorizes the Board of Trustees to direct the management of the business and affairs of the Trust; and

Whereas the Trust’s Board of Trustees and the Fund’s Board of Managers, including a majority of the Trustees/Managers who are not interested persons of the Trust/Fund, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund;

Now, Therefore, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below:

1.
The Closing Date shall be September 12, 2014, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either the Board of Manager or the Board of Trustee, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting each reorganization transaction described herein, the Fund and the Trust shall have received a satisfactory written opinion of legal counsel as to each such transaction that:

a.
such transaction will qualify as a “reorganization” (as defined in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code); the Acquired Fund will recognize no gain or loss on the transfer of the assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities or on the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for

Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund’s basis in each asset will be the same as the Acquired Fund’s basis therein immediately before the reorganization transaction, and the Acquiring Fund’s holding period for each asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); an Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; and an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the Acquired Fund shareholder holds those Acquired Fund shares as capital assets at the Closing Date; and

b.
the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the relevant Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of the Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in the Acquired Fund.  Each shareholder of the Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Fund and/or the Trust.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by them. The classes of the Fund’s shares representing the Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Managers and the Board of Trustees, respectively.  The Fund’s Board of Managers and management of the Fund shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquiring Fund.

6.
The costs and expenses of these transactions, including the preparation, filing, printing and mailing of material, disclosure documents and related legal fees, shall be borne by Jackson National Asset Management, LLC.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

In Witness Whereof, JNL Variable Fund LLC, on behalf of the JNL/Mellon Capital NYSE® International 25 Fund, and JNL Series Trust, on behalf of the JNL/Mellon Capital International Index Fund, has each caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL Series Trust

By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

JNL Variable Fund LLC

By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

APPENDIX B

More Information on Strategies and Risk Factors

JNL/Mellon Capital International Index Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital International Index Fund is to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Principal Investment Strategies.  The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE® Index through statistical procedures.  The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks included in the MSCI EAFE Index or derivative securities economically related to the MSCI EAFE Index.  To the extent that the Fund seeks to replicate the MSCI EAFE Index using sampling techniques, a close correlation between the Fund’s performance and the performance of the MSCI EAFE Index may be anticipated in both rising and falling markets.

To implement this strategy, the Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.  In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the MSCI EAFE Index.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As an indexed portfolio the Fund may not achieve its investment objective for a variety of reasons, the inability to purchase certain securities in the index, including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or country specific factors that would prevent the Fund from achieving its investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Derivatives risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Index investing risk
•	License termination risk
•	Managed portfolio risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The MSCI EAFE Index. The MSCI EAFE Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets.  Stocks included in the MSCI EAFE Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy.  Aggregate market value and trading activity are also considered in the selection process.  The inclusion of a stock in the MSCI EAFE Index in no way implies that MSCI, Inc. believes the stock to be an attractive investment, nor is MSCI, Inc. in any way affiliated with the Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty and settlement risk
•	Currency risk
•	Leverage risk
•	Liquidity risk
•	Market risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

JNL/Mellon Capital NYSE® International 25 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital NYSE® International 25 Fund (“International 25 Fund”) is to provide capital appreciation.

Principal Investment Strategies.  The International 25 Fund seeks to achieve its objective by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment.  The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, the New York Stock Exchange (“NYSE”) has announced will be removed from the NYSE International 100 IndexSM will be removed from the universe of securities from which the International 25 Fund stocks are selected.

The 25 companies are determined on each Stock Selection Date as follows:

•
The Sub-Adviser begins with stocks that comprise the NYSE International 100 IndexSM as of the Stock Selection Date.  The NYSE International 100 Index is comprised of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

•	The Sub-Adviser then ranks the remaining stocks on two (2) factors:
•	Price to book. Lower, but positive, price to book ratios are ranked highest.
•	Price to cash flow. Lower, but positive, price to cash flow ratios are ranked highest;
•
The Sub-Adviser then purchases an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two (2) factors. The Sub-Adviser may also purchase American Depository Receipts or the foreign stock; and

•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 25 selected companies in approximately the same proportion that such stocks are then held in the International 25 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the International 25 Fund to invest more than 5% of the International 25 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Company”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the International 25 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.  In addition, certain provisions of the 1940 Act and the Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The stocks in the International 25 Fund are not expected to reflect the entire NYSE International 100 Index nor track the movements of the Index.

To effectively manage cash inflows and outflows, the International 25 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The International 25 Fund may also invest to some degree in money market instruments.

The performance of the International 25 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Currency risk
•	Industry concentration risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk
•	Market risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this

Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Glossary of Risks

Accounting risk – The Fund makes investment decisions in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate and may reflect differing approaches, for example, of auditing and reporting standards, foreign and other jurisdictional requirements and affect the ability to identify appropriate investment opportunities.

Company risk – Investments in U.S. and/or foreign traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial conditions.  For example, poor earnings performance of a company may result in a decline in its stock price.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” below, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Currency risk – Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Derivatives risk – The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include swaps (including interest rate swaps and credit default swaps), options, futures contracts, forward currency contracts, reverse repurchase agreements, other OTC contracts, and certain exchange-traded funds. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Funds’ investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser or Sub-Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When  a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund may not receive the collateral the day the collateral is called for.

Events affecting the creditworthiness of a Fund’s counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in adverse market conditions.  In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including liquidity, market, counterparty, credit, and currency risks. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” below) and counterparty risk (see “Counterparty Risk” above), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” above) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for a Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. In addition, there may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

Index investing risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Market fluctuations can cause the performance of an index to be significantly influenced by a handful of companies.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, performance may sometimes be lower than funds that actively invest in stocks that comprise the index.  As a result of index sampling the securities selected will not provide investment performance matching that of the Index.  The correlation between the Fund and index performance may be affected by:  the Fund’s/Underlying Fund’s expenses, which do not apply to the index; changes in securities markets; changes in the composition of the index; the size of the portfolio; the timing of purchases and redemptions of the Fund’s/Underlying Fund’s shares; and the costs and investment effects of reallocating a portion of the portfolio to comply with the diversification requirements under the Code.

Industry concentration risk – Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Investment strategy risk – The Adviser or Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser or Sub-Adviser in using these investment strategies may not produce the returns expected by the Adviser or Sub-Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage risk – Certain transactions, such as reverse repurchase agreements, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.  To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions.  Such coverage techniques may not always be successful and the Funds could lose money.

License termination risk – The Fund relies on licenses from a third party that permit the use of the intellectual property of such party in connection with its name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Limited management, trading cost and rebalance risk – The Fund’s strategy of investing according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As compared to other mutual funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  The strategy may also prevent taking advantage of trading opportunities available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to the Fund LLC’s knowledge, no person owned beneficially or of record 5% or more of the Class A or Class B shares of a Fund.

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2014

JNL SERIES TRUST

JNL/Mellon Capital NYSE® International 25 Fund
(a portfolio of JNL Variable Fund LLC)
 (the “Acquired Fund”)

AND

JNL/Mellon Capital International Index Fund
(a series of JNL Series Trust)
 (the “Acquiring Fund”)

1 Corporate Way

Lansing, Michigan 48951

(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital NYSE® International 25 Fund	JNL/Mellon Capital International Index Fund

This Statement of Additional Information (the “SAI”) relates specifically to the reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to owners of variable life insurance contracts and variable annuity contracts issued by separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of July 15, 2014.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquired Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 333-68105 and 811-09121);

(2)	The Acquiring Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 033-87244 and 811-8894);

(3)	The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

(4)	The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2013 (File Nos. 033-87244 and 811-8894);

This SAI is not a prospectus.  A Combined Information Statement and Prospectus dated July 15, 2014 relating to the Reorganization (the “Information Statement/Prospectus”) may be obtained, without charge, by writing to the Fund LLC at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Mellon Capital NYSE® International 25 Fund merging into JNL/Mellon Capital International Index Fund

In accordance with the instructions to Form N-14, pro forma financial information for JNL/Mellon Capital NYSE® International 25 Fund (“NYSE Fund”) and JNL/Mellon Capital International Index Fund (“International Index Fund”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of NYSE Fund within 30 days prior to the date of filing of the information statement and prospectus for the Reorganization are less than 10 percent of the net assets of International Index Fund.